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                                                                    EXHIBIT 10.1

                                                         FINAL EXECUTION VERSION

                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of June 29, 2004, by and among SpectraSite Communications, Inc., a Delaware corporation (the "Borrower"), SpectraSite, Inc. (formerly known as SpectraSite Holdings, Inc.), a Delaware corporation ("Holdco"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Holdco, the Administrative Agent and the Credit Parties are parties to that certain Amended and Restated Credit Agreement dated as of February 22, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 14, 2002, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 14, 2003, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of October 24, 2003, and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of February 9, 2004 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdco, CIBC World Markets Corp. and Credit Suisse First Boston, as joint lead arrangers and bookrunners (the "Lead Arrangers"), CIBC World Markets Corp., Credit Suisse First Boston, Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as co-documentation agents (the "Documentation Agents"), the Administrative Agent and the other Credit Parties (as defined in the Credit Agreement) party thereto; and

         WHEREAS, the Borrower has requested, and the Administrative Agent and the Credit Parties have agreed, to amend the Credit Agreement as and to the extent set forth herein; and

         NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

         1. Amendments to Article 1. Article 1 of the Credit Agreement, Definitions, is hereby modified and amended as follows:

                  (a) by inserting in appropriate alphabetical order the following definitions:


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                  ""Annualized Super-Holdco EBITDA" shall mean, if and when
                  Super-Holdco is formed, as of any calculation date, the product of (a) Holdco EBITDA (after giving effect to the last sentence of the definition of Holdco EBITDA) for the fiscal quarter most recently ended, multiplied by (b) four (4)."

                  ""Existing Indenture" shall mean that certain Indenture dated as of May 21, 2003 between Holdco and The Bank of New York, as trustee related to Holdco's 8-1/4 Senior Notes due 2010."

                  ""Permitted High Yield Securities Interest Amount" shall mean, with respect to all Related Permitted High-Yield Securities, the amount of cash interest payable on such Indebtedness from the date of issuance through the date three (3) months following the later of the Final Maturity Date and the Final Incremental Facility Maturity Date, measured as of the date of the issuance of each such Related Permitted High Yield Securities."

                  ""Permitted High Yield and Stock Repurchase / Dividend Payments" shall mean Restricted Payments to Holdco (a) to repurchase shares of the common Equity Interests of Holdco or pay dividends to its shareholders (or, if and when Super-Holdco is formed, Restricted Payments made to Holdco that are distributed to Super-Holdco to enable Super-Holdco to repurchase shares of the common Equity Interests of Super-Holdco or pay dividends to its shareholders) (collectively, "Stock Repurchase/Dividend Payments") or (b) to repurchase notes under the Existing Indenture; provided, that the aggregate amount of such Stock Repurchase/Dividend Payments and note repurchases shall not exceed during the term of this Agreement the greater of (i) the result of (x) $216,500,000 (not more than $175,000,000 in the aggregate of which shall consist of Stock Repurchase/Dividend Payments) minus (y) the Permitted High-Yield Securities Interest Amount, and (ii) zero."

                  ""Related Permitted High Yield Securities" shall mean all Permitted High-Yield Securities issued on or after the Sixth Amendment Date, the net proceeds of which are not contributed to the Borrower as equity, provided, that the resulting Permitted High Yield Securities Interest Amount with respect thereto shall not exceed the aggregate basket amount for Stock Repurchase Dividend Payments set forth in the definition of Permitted High Yield and Stock Repurchase/Dividend Payments."

                  ""Sixth Amendment Date" shall mean June 29, 2004."

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                  ""Stock Repurchase/Dividend Payments" shall have the meaning set forth in the definition of Permitted High Yield and Stock Repurchase/Dividend Payments."

                  ""Super-Holdco" shall mean any Person that owns directly 100% of the Equity Interests of Holdco."

                  ""Super-Holdco Debt" shall mean, if and when Super-Holdco is formed, as of any calculation date, all Funded Debt of Super-Holdco and its Subsidiaries, on a consolidated basis, in each case without duplication."

                  ""Super-Holdco Leverage Ratio" shall mean, if and when Super-Holdco is formed, as of any date of determination, the ratio of Super-Holdco Debt to Annualized Super-Holdco EBITDA."

                  ""Super-Holdco Pledge Agreement" shall mean any pledge agreement between Super-Holdco and the Collateral Agent, for the benefit of Credit Parties, in form and substance reasonably satisfactory to the Collateral Agent."

                  (b) by adding the text "or, if formed, Super-Holdco" immediately following each reference to "Holdco" in the definitions of "Additional Acquisition Availability", "Net Cash Proceeds", "New Affiliated Equity", "Permitted Acquisition Documents", "Permitted Liens", and "Total Interest Expense", respectively.

                  (c) by adding the text "and, if formed, Super-Holdco" at the end of the definition of "Affiliate" immediately prior to the "." therein.

                  (d) by adding the following text at the end of the existing definition of "Change of Control" immediately after the "." at the end of such definition:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, "Change of Control" shall mean any of the following:

                           (a) any `person' (as such term is used in Sections
                  13(d) and 14(d) of the Exchange Act), other than one or more Controlling Shareholders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (a) such person shall be deemed to have `beneficial ownership' of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than thirty-five percent (35%) of the total voting power of the Voting Stock of Super-Holdco; provided, however, that the Controlling Shareholders do not have the right or ability by voting power, contract or otherwise, to elect or designate for election a majority of the board of directors of Super-Holdco (for the purposes of this clause (a), such other person shall be deemed to beneficially own any Voting Stock of an entity (the `specified

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                  entity') held by any other entity (the `parent entity'), if such other person is the beneficial owner (as defined in this clause (a)), directly or indirectly, of more than thirty-five percent (35%) of the voting power of the Voting Stock of such parent entity and the Controlling Shareholders `beneficially own' (as defined in this clause (a)), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent entity and do not have the right or ability by voting power, contract or otherwise, to elect or designate for election of a majority of the board of directors of such parent entity); or

                           (b) during any period of two (2) consecutive years,
                  individuals who at the beginning of such period constituted the board of directors of Super-Holdco (or prior to the date Super-Holdco has been in existence for two (2) years, individuals who at the beginning of such period constituted the board of directors of Holdco) (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of Super-Holdco (or, if applicable, Holdco) was approved by a vote of a majority of the directors of Super-Holdco (or, if applicable, Holdco) then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Super-Holdco then in office; or

                           (c) Super-Holdco's merger or consolidation with or
                  into another Person or the merger of another Person with or into Super-Holdco if Super-Holdco's securities that are outstanding immediately prior to such transaction and which represent one hundred percent (100%) of the aggregate voting power of Super-Holdco's Voting Stock are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; or

                           (d) the sale of all or substantially all of
                  Super-Holdco's assets to another Person, other than a Controlling Shareholder or a Person that is controlled by the Controlling Shareholders; or

                           (e) the failure of Super-Holdco to own and control,
                  free of any Lien or encumbrance other than Liens in favor of the Collateral Agent and Permitted Liens, one hundred percent (100%) of the issued and outstanding Equity Interests of Holdco (other than any Permitted High-Yield Securities); or

                           (f) Holdco's merger or consolidation with or into
                  another Person or the merger of another Person with or into Holdco if Holdco's securities that are outstanding immediately prior to such transaction and which represent one hundred percent (100%) of the aggregate voting power of Holdco's Voting Stock are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to

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                  any other consideration, securities of the surviving
                  corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; or

                           (g) the sale of all or substantially all of Holdco's
                  assets to another Person, other than a Controlling Shareholder or a Person that is controlled by the Controlling Shareholders; or

                           (h) the failure of Holdco to own and control, free of
                  any Lien or encumbrance other than Liens in favor of the Collateral Agent and Permitted Liens, one hundred percent (100%) of the issued and outstanding Equity Interests of the Borrower (other than any Permitted High-Yield Securities); or

                           (i) the failure of the Borrower to own and control,
                  free of any Lien or encumbrance other than Permitted Liens, one hundred percent (100%) of the issued and outstanding Equity Interests of each of the Tower Subsidiaries and at least fifty-one percent (51%) of the issued and outstanding Equity Interests of each of the other Designated Subsidiaries."

                  (e) by adding the following text at the end of the existing definition of "Eligible Debt Offering" immediately after the "." at the end of such definition:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, "Eligible Debt Offering" shall mean that portion of any public or private issuance of any Funded Debt of Holdco or Super-Holdco or any Convertible Securities by Super-Holdco or by Holdco conducted after the Agreement Date with respect to which the Net Cash Proceeds received by Holdco or Super-Holdco are Invested (either directly or, in the case of Eligible Debt Securities of Super-Holdco, through Holdco) in the Borrower or any of the Restricted Subsidiaries in the form of New Affiliated Equity."

                  (f) by adding the following text at the end of the existing definition of "Eligible Equity Offering" immediately after the "." at the end of such definition:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, "Eligible Equity Offering" shall mean that portion of any public or private issuance of Permitted High-Yield Securities constituting preferred equity securities by Holdco or Super-Holdco conducted after the Agreement Date with respect to which the Net Cash Proceeds received by Holdco or Super-Holdco are Invested (either directly or through Holdco) in the Borrower or any of the Restricted Subsidiaries in the form of New Affiliated Equity."

                  (g) by deleting clause (e) from the definition of "Fixed Charges" and substituting in lieu thereof the following:

                  "(e) the amount of any Restricted Payments (other than Permitted High Yield and Stock Repurchase / Dividend Payments) made to Holdco or, if formed, Super-

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                  Holdco or to the holders of minority interests in any of the
                  Designated Subsidiaries"

                  (h) by adding the text ", if formed, Super-Holdco" immediately following each reference to "Holdco" in the definitions of "Guarantor", "Obligations" and "Permitted Debt."

                  (i) by adding the following text at the end of the existing definition of "Holdco" immediately after the "." at the end of such definition:

                  "or, if Super-Holdco is formed, the company that directly owns 100% of the Borrower."

                  (j) by adding the following text to the existing definition of "Holdco EBITDA" immediately after the "." at the end of such definition:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, all references to "Holdco" in the foregoing definition of "Holdco EBITDA" shall be to Super-Holdco."

                  (k) by adding the following text to the existing definition of "Holdco Interest Expense" immediately after the "." at the end of such definition:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, all references to "Holdco" in the foregoing definition of "Holdco Interest Expense" shall be to Super-Holdco."

                  (l) by adding the following text to the existing definition of "Holdco Net Income" immediately after the "." at the end of such definition:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, all references to "Holdco" in the foregoing definition of "Holdco Net Income" shall be to Super-Holdco."

                  (m) by adding the following text at the end of the existing definition of "Permitted High-Yield Securities" therein:

                  "Notwithstanding the foregoing, if and when Super-Holdco is formed, "Permitted High-Yield Securities" shall mean, collectively, (a) preferred equity securities issued by the Borrower, Holdco or Super-Holdco, and (b) other debt securities issued by Holdco or Super-Holdco (including, without limitation, any debt securities convertible into Equity Interests of Holdco or Super-Holdco), (x) upon the Borrower's demonstration to the Lead Arrangers of the Borrower's pro forma compliance with the Financial Covenants and ability to make all payments of interest and principal when due with respect to the Loans through the later of the Final Maturity Date or the Final Incremental Facility Maturity Date (with respect to which any related Projections may show the final maturity of the Loans being

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                  repaid with the proceeds of new borrowings as long as the
                  projected Borrower Leverage Ratio at the later of the Final Maturity Date or the Final Incremental Facility Maturity Date is no greater than 1.00 to 1.00) and (y) after giving effect to the incurrence of any such securities that require payment of interest in cash prior to the later of the Final Maturity Date or the Final Incremental Facility Maturity Date, so long as the Borrower demonstrates to the Lead Arrangers that if Super-Holdco is formed, the Super-Holdco Leverage Ratio does not exceed 7.0 to 1.0 as of the date of the incurrence of such securities; provided, however, that if such equity securities are issued by the Borrower, such equity securities shall have no creditor-like rights or remedies; provided further, however, that in each case, the terms and conditions of such securities (i) shall provide, among other things, that (A) in the case of discount notes, neither dividends nor interest shall be payable at a coupon greater than fifteen percent (15%); (B) in the case of any such debt or equity securities with a cash pay component thereof, the aggregate principal amount thereof and the interest or dividend rate applicable thereto shall be no greater than the principal amount and/or the interest or dividend rate with respect to which the Borrower shall have provided the Credit Parties with revised Projections, satisfactory to the Lead Arrangers, assuming issuance of such Permitted High-Yield Securities and taking into account any Restricted Payments permitted to be made to make interest or dividend payments with respect to such Permitted High-Yield Securities and demonstrating the Borrower's pro forma compliance with the Financial Covenants and ability to make all payments of interest and principal when due with respect to the Loans through the later of the Final Maturity Date or the Final Incremental Facility Maturity Date (which Projections may show the final maturity of the Loans being repaid with the proceeds of new borrowings as long as the projected Borrower Leverage Ratio at the later of the Final Maturity Date or the Final Incremental Facility Maturity Date is no greater than 1.00 to 1.00); and (C) such securities shall have no required cash redemptions (other than customary change of control and asset sale redemption provisions) or principal maturities prior to the day after the first anniversary of the later of the Final Maturity Date or the Final Incremental Facility Maturity Date, and (ii) shall be otherwise reasonably acceptable to the Lead Arrangers in all material respects."

                  (n) by adding the text ", any Super-Holdco Pledge Agreement" after the text "all Non-Disturbance Agreements," in the definition of "Security Documents".

                  (o) by deleting the text "enclosed" in each reference thereto in the definition of "Shared Tenant Infrastructure Sites" and substituting the text "specific" in lieu thereof.

         2. Amendment to Section 2.5. Section 2.5 of the Credit Agreement, Optional Prepayment/Reduction of Commitment, is hereby modified and amended by adding the text "or, if formed, Super-Holdco" immediately after the reference to "Holdco" in subsection (b)(ii)(A) thereof.

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         3. Amendment to Section 2.7. Section 2.7 of the Credit Agreement,
Mandatory Repayments, is hereby modified and amended as follows:

                  (a) by deleting clause (a), Excess Cash Flow, thereof in its entirety and by substituting "Intentionally omitted." therefor and

                  (b) by deleting clause (c), Debt Issuance, thereof in its entirety and substituting in lieu thereof the following:

                  "(c) Debt Issuance. If, after the Agreement Date, Holdco or, if formed, Super-Holdco shall conduct any Eligible Debt Offering, and the Borrower Leverage Ratio on a pro forma basis after giving effect to such Eligible Debt Offering shall be greater than the maximum amount permitted under Section 9.1 hereof as of the date of the issuance of such Eligible Debt Offering, the Borrower shall apply, on the date of receipt of the Net Cash Proceeds of such Eligible Debt Offering by Holdco or, if formed, Super-Holdco, an amount of up to one hundred percent (100%) of the Net Cash Proceeds contributed to the Borrower or any of the Designated Subsidiaries with respect to such Eligible Debt Offering, to prepay the Loans as set forth in Section 2.7(e) hereof, to the extent necessary to cause the Borrower Leverage Ratio to be less than or equal to the maximum amount permitted under Section 9.1 hereof as of the date of the issuance of such Eligible Debt Offering after giving effect to such Eligible Debt Offering and such prepayment."

         4. Amendment to Article 3. Article 3 of the Credit Agreement, Guarantee, is hereby modified and amended to the extent necessary to provide that if and when Super-Holdco is formed all references in such Article 3 to "Holdco" shall include "Super-Holdco."

         5. Amendment to Section 4.2. Section 4.2 of the Credit Agreement, Conditions Precedent to Each Advance, is hereby modified and amended by adding the text ", if formed, Super-Holdco," immediately following the reference to "Holdco" in clause (a) of such Section 4.2.

         6. Amendment to Section 4.3. Section 4.3 of the Credit Agreement, Conditions Precedent to Each Letter of Credit, is hereby modified and amended by adding the text ", if formed, Super-Holdco," immediately following the reference to "Holdco" in clause (a) of such Section 4.3.

         7. Amendment to Section 5.1. Section 5.1 of the Credit Agreement, Representations and Warranties, is hereby modified and amended as follows:

                  (a) by adding the text ", if formed, Super-Holdco" immediately following the reference to "Holdco" in the preamble of such Section, clauses
(a), (d), (g), (h), (i), (j), (o), (p), (r) and (w) thereof and the last sentence of clause (b) thereof; and

                  (b) by adding the text "and, if formed, Super-Holdco" after the first reference to "Designated Subsidiaries" in clause (b) thereof.

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         8. Amendment to Section 6.8. Section 6.8 of the Credit Agreement, Use
of Proceeds, is hereby modified and amended by inserting the parenthetical "(including, without limitation, Permitted High Yield and Stock
Repurchase/Dividend Payments as permitted pursuant to Section 8.7(e) hereof)" immediately prior to the comma at the end of clause (c) thereof.

         9. Amendment to Section 6.10. Section 6.10 of the Credit Agreement, Indemnity, is hereby modified and amended by adding the text ", if formed, Super-Holdco" immediately following each reference to "Holdco" therein.

         10. Amendment to Section 6.11. Section 6.11 of the Credit Agreement, Interest Rate Hedging, is hereby modified and amended by adding the text ", if formed, Super-Holdco" immediately following each reference to "Holdco" therein.

         11. Amendment to Section 6.14. Section 6.14 of the Credit Agreement, Further Assurances, is hereby modified and amended to add ", if formed, Super-Holdco" immediately following each reference to "Holdco" therein.

         12. Amendment to Section 6.15. Section 6.15 of the Credit Agreement, Covenants Regarding Additional Collateral, is hereby modified and amended (a) to add the text "or, if formed, Super-Holdco" after each reference to "Holdco" in clause (f)(v) thereof and (b) to add the following additional clause (h) immediately following clause (g) thereof:

                  "(h) Concurrently with the creation of Super-Holdco and as a condition to the creation of Super-Holdco, the Borrower and Holdco will cause Super-Holdco or, if SpectraSite, Inc. becomes Super-Holdco, the new Holdco, to provide to the Collateral Agent the following, each of which shall be in form and substance reasonably satisfactory to the Collateral Agent:

                           (i) a duly executed joinder to this Agreement whereby
                  Super-Holdco or, if SpectraSite, Inc. becomes Super-Holdco, the new Holdco, will become a party to this Agreement with full force and effect as if it was an original signatory hereof, which joinder will not require the consent of any of the Borrower or any Guarantor or any Lender;

                           (ii) a duly executed Super-Holdco Pledge Agreement
                  pursuant to which all of the Equity Interests held by Super-Holdco in Holdco, the Borrower or any Restricted Subsidiary shall be pledged to the Collateral Agent as additional Collateral securing the Obligations to be held by the Collateral Agent in accordance with the terms of the Super-Holdco Pledge Agreement, together with all original share certificates representing such Equity Interests and duly executed certificate powers (or, in the case of uncertificated Equity Interests, any necessary UCC-1 financing statement forms); and

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                           (iii) all other documentation, including, without
                  limitation, one or more secretary's certificates and opinions of counsel reasonably satisfactory to the Collateral Agent, which in the reasonable opinion of the Collateral Agent is appropriate with respect to such transaction.

         13. Amendment to Sections 7.1 and 7.2. Section 7.1 of the Credit Agreement, Quarterly Financial Statements and Information, and Section 7.2 of the Credit Agreement, Annual Financial Statements and Information, are hereby modified and amended by adding the text "(or, if and when Super-Holdco has been formed, Super-Holdco)" after each reference to "Holdco", other than "Holdco EBITDA", in such Sections.

         14. Amendment to Section 7.4 and Section 7.5. Section 7.4 of the Credit Agreement, Copies of Other Reports, and Section 7.5 of the Credit Agreement, Notice of Litigation and Other Matters, are hereby modified and amended by adding the text ", Super-Holdco (if and when formed)," immediately prior to each reference to "Holdco" in clauses (a) and (f) of such Section 7.4 and clauses
(a), (c) and (e) of such Section 7.5.

         15. Amendments to Section 8.1. Section 8.1 of the Credit Agreement, Indebtedness, is hereby modified and amended (a) by deleting the words "Neither Holdco nor the Borrower" at the beginning of such Section and by substituting in lieu thereof "None of Super-Holdco (if and when formed), Holdco or the Borrower" and (b) by adding the text "and, if formed, Super-Holdco" immediately following the reference to "Holdco" in clause (g) thereof.

         16. Amendment to Section 8.2. Section 8.2 of the Credit Agreement, Investments, is hereby modified and amended by deleting clause (k) thereof in its entirety and substituting in lieu thereof the following:

                  "make Restricted Payments or loans to Holdco or, if formed, Super-Holdco in the form of loans to the extent permitted under Section 8.7(b), 8.7(c) or 8.7(e), and".

         17. Amendment to Section 8.3. Section 8.3 of the Credit Agreement, Limitation on Liens, is hereby modified and amended by deleting the text "Neither Holdco nor the Borrower" at the beginning of such Section and by substituting in lieu thereof "None of Super-Holdco (if and when formed), Holdco or the Borrower".

         18. Amendment to Section 8.4. Section 8.4 of the Credit Agreement, Amendment and Waiver, is hereby modified and amended as follows:

                  (a) by deleting the word "or" immediately following clause
(ii) thereof, and

                  (b) by inserting the following text immediately prior to the period at the end of clause (ii)(d) thereof:

                  ", or (iii) any documents evidencing or relating to the issuance of any Permitted High-Yield Securities whereby the total leverage incurrence test is set at a ratio greater than 7.00 to 1.00 except as consented to by the Lead Arrangers."

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

         19. Amendment to Section 8.5. Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby modified and amended by adding the text "(or, if and when Super-Holdco has been formed, Super-Holdco)" immediately after the reference to "Holdco" in clause (v)(E) thereof "

         20. Amendment to Section 8.6. Section 8.6 of the Credit Agreement, Limitation on Guaranties, is hereby modified and amended as follows:

                  (a) by deleting the text "Neither Holdco nor the Borrower" at the beginning of such Section and by substituting in lieu thereof "None of Super-Holdco (if and when formed), Holdco or the Borrower, and

                  (b) by adding the text "Super-Holdco (if and when formed)," immediately prior to the reference to "Holdco" in clause (d) thereof, and

                  (c) by adding the text " or Super-Holdco (if and when formed)," immediately following each reference to "Holdco" in clause (e) thereof.

         21. Amendment to Section 8.7. Section 8.7 of the Credit Agreement, Restricted Payments and Purchases, is hereby modified and amended as follows:

                  (a) by adding the text "or, if formed, Super-Holdco, as applicable," immediately after each reference to "Holdco" in clauses (a) and (b) thereof,

                  (b) by adding the text "or Related Permitted High Yield Securities" immediately after the text "in connection with an Eligible Debt Offering or an Eligible Equity Offering" in clause (b)(i) thereof,

                  (c) by deleting the word "and" immediately following clause (c) thereof, and

                  (d) by inserting the following text immediately prior to the period at the end of clause (d) thereof:

                  "; and (e) make Permitted High Yield and Stock
                  Repurchase/Dividend Payments."

         22. Amendment to Section 8.9. Section 8.9 of the Credit Agreement, Corporate Name: Corporate Structure; Business, is hereby modified and amended by adding the text "Neither Holdco nor Super-Holdco (if formed) shall engage in any business other than that of holding the Equity Interests of the Borrower or Holdco, respectively." to end of such Section 8.9.

         23. Amendment to Section 9.1. Section 9.1 of the Credit Agreement, Borrower Leverage Ratio, is hereby modified and amended by deleting Section 9.1 in its entirety and by substituting the following therefor:

                  "The Borrower shall not permit as of the end of any fiscal quarter ended during the term of this Agreement, or as of the date of any

                  Advance under this Agreement, the Borrower Leverage Ratio (if applicable, after giving effect to such Advance) to exceed the applicable ratio for such date during the periods as set forth below:


                  "Quarters Ending:                                  Ratio:
                   ---------------                                   -----

                  Agreement Date through June 30, 2002            6.00 to 1.00

                  July 1, 2002 through December 31, 2002          5.75 to 1.00

                  January 1, 2003 through June 30, 2003           5.50 to 1.00

                  July 1, 2003 through September 30, 2003         5.25 to 1.00

                  October 1, 2003 through December 31, 2003       5.00 to 1.00

                  January 1, 2004 through December 31, 2004       4.00 to 1.00

                  January 1, 2005 and thereafter                  3.50 to 1.00


         24. Amendment to Section 10.1. Section 10.1 of the Credit Agreement, Events of Default, is hereby modified and amended by adding the text "Super-Holdco (if and when formed)," immediately prior to each reference to "Holdco" in clauses (e), (f), (g), (i), (l) and (q) thereof.

         25. Amendment to Section 11.5. Section 11.5 of the Credit Agreement, Agent's Affiliates, is hereby modified and amended by adding the text "Super-Holdco (if and when formed)," immediately prior to each reference to "Holdco" therein.

         26. Amendment to Section 11.10. Section 11.10 of the Credit Agreement, Responsibility Disclaimed, is hereby modified and amended by adding the text "Super-Holdco (if and when formed)," immediately prior to the reference to "Holdco" therein.

         27. Amendment to Section 11.12. Section 11.12 of the Credit Agreement, Credit Decision, is hereby modified and amended by adding the text "Super-Holdco (if and when formed)," immediately prior to each reference to "Holdco" therein.

         28. Amendment to Section 13.4. Section 13.4 of the Credit Agreement, Set-Off, is hereby modified and amended by adding the text ", if and when formed, Super-Holdco" immediately following each reference to "Holdco" therein.

         29. Amendment to Section 13.5. Section 13.5 of the Credit Agreement, Successors and Assigns; Participations and Assignments, is hereby modified and amended by adding the text ", if, and when formed, Super-Holdco" immediately following the first and third references to "Holdco" in clause (a) thereof and by adding the text ", if and when formed, Super-Holdco" immediately following the second reference to "Borrower" in clause (a) thereof.

         30. Amendment to Section 14.1. Section 14.1 of the Credit Agreement, Waiver of Jury Trial, is hereby modified and amended by adding the text ", if and when formed, Super-Holdco" immediately following the references to "Holdco" in such Section.

         31. No Other Amendments. Except for the amendments, releases, authorizations and waivers set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

         32. Amendment Fee. The Borrower hereby agrees to pay, upon the Effective Date (as defined in Section 33 below), to each Lender that delivers its consent to this Amendment on or before 5:00 p.m. (Eastern Daylight Time) on June 29, 2004, an amendment fee (the "Amendment Fee") in the amount of 6.25 basis points on the outstanding principal amount of such Lender's Revolving Commitment and Term Loans as of the Effective Date. The Amendment Fee shall be fully earned when due and non-refundable when paid.

         33. Conditions to Effectiveness. This Amendment will be effective as of the date first written above (the "Effective Date"), subject to the occurrence of each of the following on or before such date:

                  (a) The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and Holdco, and a Lender Addendum duly executed by each of the Majority Lenders as provided in Section 37 of this Amendment.

                  (b) All of the representations and warranties of Holdco and the Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date as though made on and as of such date.

                  (c) The Credit Parties shall have received payment of all fees and expenses (including, without limitation, the Amendment Fee and legal fees and expenses) due and payable on the Effective Date in respect of the Credit Agreement, this Amendment and the transactions contemplated hereby and thereby.

         34. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Administrative Agent and the Credit Parties that:

                  (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and Holdco and is enforceable against the Borrower and Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

                  (b) Each representation or warranty of Holdco, the Borrower and the Designated Subsidiaries set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period);

                  (c) No Default or Event of Default with respect to the Borrower or Holdco has occurred and is continuing; and

                  (d) As of the date hereof, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature.

         35. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

         36. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or email transmission shall be deemed an original signature hereto.

         37. Delivery of Lender Addenda. Each Credit Party executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Credit Party.

         38. Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                            SPECTRASITE COMMUNICATIONS, INC.


                                     By:    /s/ Steven C. Lilly
                                            ------------------------------------
                                     Name:  Steven C. Lilly
                                     Title: Vice President


HOLDCO:                              SPECTRASITE, INC.


                                     By:    /s/ Steven C. Lilly
                                            ------------------------------------
                                     Name:  Steven C. Lilly
                                     Title: Vice President


ADMINISTRATIVE
AGENT:                               CANADIAN IMPERIAL BANK OF COMMERCE


                                     By:    /s/ Jonathan Rabinowitz
                                            ------------------------------------
                                     Name:  Jonathan Rabinowitz
                                     Title: Executive Director,
                                            CIBC World Markets Corp., As Agent


AS LEAD ARRANGER
AND ARRANGER:                        CIBC WORLD MARKETS CORP.


                                     By:    /s/ Jonathan Rabinowitz
                                            ------------------------------------
                                     Name:  Jonathan Rabinowitz
                                     Title: Executive Director,
                                            CIBC World Markets Corp., As Agent

AS LEAD ARRANGER,
ARRANGER AND
SYNDICATION AGENT:                   CREDIT SUISSE FIRST BOSTON


                                     By:    /s/ Thomas Hall
                                            ------------------------------------
                                     Name:  Thomas Hall
                                     Title: Vice President


                                     By:    /s/ Doreen Welch
                                            ------------------------------------
                                     Name:  Doreen Welch
                                     Title: Associate


AS ARRANGER AND
DOCUMENTATION
AGENT:                               BANK OF MONTREAL, CHICAGO BRANCH


                                     By:
                                            ------------------------------------
                                     Name:
                                     Title:


AS ARRANGER AND
DOCUMENTATION
AGENT:                               TD SECURITIES (USA) INC.


                                     By:    /s/ Robyn Zeller
                                            ------------------------------------
                                     Name:  Robyn Zeller
                                     Title: Managing Director